UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Golub Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-174756 (Commission File Number)	27-2326940 (IRS Employer Identification Number)

150 South Wacker Drive, Suite 800, Chicago, IL (Address of principal executive offices)	60606 (Zip Code)

(312) 205-5050

 (Registrant's telephone number, including area code)

Not Applicable

 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2013, Golub Capital BDC 2010-1 LLC (the “Issuer”), an indirect subsidiary of Golub Capital BDC, Inc. (the “Company”), entered into certain amendments (the “Supplemental Notes Transaction”) to the Company’s debt securitization (the “Debt Securitization”) and the notes (the “Notes”) offered in the Debt Securitization.

The Supplemental Notes Transaction amended the Debt Securitization and amended and restated the issued Notes to allow the Issuer to (i) issue an additional US $50,000,000 in Notes (increasing the Class A Notes by $29,000,000, increasing the Class B Notes by $2,000,000 and increasing the Subordinated Notes by $19,000,000), (ii) extend the reinvestment period applicable to the Issuer by two years to July 20, 2015, (iii) extend the stated maturity date of the Notes by two years to July 20, 2023 and (iv) re-price the Class A Notes to bear interest at the London Interbank Offered Rate, or LIBOR, plus 1.74%. The additional Class A Notes of the Issuer were sold through a private placement and the additional Class B Notes and additional Subordinated Notes were retained by Golub Capital BDC 2010-1 Holdings LLC, a direct subsidiary of the Company and the sole owner of the equity of the Issuer.

As previously disclosed, the Notes offered in the Debt Securitization are issued by and are secured obligations of the Issuer. The pool of loans in the Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Supplemental Indenture No. 1, dated as of February 15, 2013, by and between Golub Capital BDC 2010-1 LLC and U.S. Bank National Association, as trustee

99.1 Press release of Golub Capital BDC, Inc., dated as of February 19, 2013

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

            None

(b) Pro forma financial information:

            None

(c) Shell company transactions:

            None

(d) Exhibits

            10.1       Supplemental Indenture No. 1, dated as of February 15, 2013, by and between Golub Capital BDC 2010-1 LLC and U.S. Bank National Association, as trustee

            99.1       Press release of Golub Capital BDC, Inc., dated as of February 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2013	GOLUB CAPITAL BDC, INC. By: /s/ Ross A. Teune
Ross A. Teune Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Supplemental Indenture No. 1, dated as of February 15, 2013, by and between Golub Capital BDC 2010-1 LLC and U.S. Bank National Association, as trustee

99.1	Press release of Golub Capital BDC, Inc., dated as of February 19, 2013